Exhibit 4.2

TWENTY-THIRD SUPPLEMENTAL INDENTURE

Dated as of September 30, 2025

between

LOWE’S COMPANIES, INC.

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

Supplemental to the Amended and Restated Indenture Dated as of December 1, 1995

Creating a Series of Securities designated 3.950% Notes due 2027,

Creating a Series of Securities designated 4.000% Notes due 2028,

Creating a Series of Securities designated 4.250% Notes due 2031,

Creating a Series of Securities designated 4.500% Notes due 2032,

and

Creating a Series of Securities designated 4.850% Notes due 2035

TWENTY-THIRD SUPPLEMENTAL INDENTURE, dated as of September 30, 2025 (this “Supplemental Indenture”) between LOWE’S COMPANIES, INC., a corporation duly organized and existing under the laws of the State of North Carolina (the “Company”) having its principal office at 1000 Lowes Boulevard, Mooresville, North Carolina 28117, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee”) as successor trustee to The Bank of New York Mellon Trust Company, N.A.

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered an Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture,” as supplemented and amended by this Supplemental Indenture (the “Indenture”)) providing for the issuance from time to time of its unsecured unsubordinated debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, it is provided in Section 901 of the Base Indenture that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee may enter into indentures supplemental thereto (1) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding, (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) and (3) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Base Indenture;

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate Board Resolutions and actions of its authorized officers, has duly determined to make, execute and deliver to the Trustee this Supplemental Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, five new series of Securities designated as its (i) 3.950% Notes due 2027 (the “2027 Notes”) in an aggregate Principal Amount at Maturity of $650,000,000, (ii) 4.000% Notes due 2028 (the “2028 Notes”) in an aggregate Principal Amount at Maturity of $750,000,000, (iii) 4.250% Notes due 2031 (the “2031 Notes”) in an aggregate Principal Amount at Maturity of $1,100,000,000, (iv) 4.500% Notes due 2032 (the “2032 Notes”) in an aggregate Principal Amount at Maturity of $1,300,000,000 and (v) 4.850% Notes due 2035 (the “2035 Notes” and, together with the 2027 Notes, the 2028 Notes, the 2031 Notes and the 2032 Notes, the “Notes”) in an aggregate Principal Amount at Maturity of $1,200,000,000; and

WHEREAS, all acts and requirements necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions of the Indenture against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid and legally binding supplement to the Indenture have been done.

NOW, THEREFORE, in order to establish the form and terms of the series of the 2027 Notes, the series of the 2028 Notes, the series of the 2031 Notes, the series of 2032 Notes and the series of the 2035 Notes and for and in consideration of the premises and of the covenants contained in the Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions. For all purposes of the Base Indenture and this Supplemental Indenture relating to the respective series of Notes created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms used in this Supplemental Indenture have the meanings assigned to them in this Article. Each capitalized term that is used in this Supplemental Indenture but not defined herein shall have the meaning specified in the Base Indenture.

“Additional Notes” has the meaning set forth in Section 203 hereof.

“Business Day” means any day except a Saturday, a Sunday or a legal holiday in New York City on which banking institutions are authorized or required by law or regulation to close.

“Change of Control” means the occurrence of any of the following: (a) the consummation of any transaction (including, without limitation, any merger or consolidation) resulting in any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than the Company or one of its subsidiaries) becoming the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than the number of shares; or (b) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in a transaction or a series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture) (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b) (y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Voting Stock of the Company immediately prior to that transaction or (z) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Depositary” means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor is appointed and becomes such pursuant to the applicable provisions of the Indenture, and thereafter “Depositary” shall mean or include such successor and any nominee thereof.

“DTC” means The Depository Trust Company.

“FBM Acquisition” has the meaning set forth in Section 207(a) hereof.

“Global Note” means a Note issued in global form and deposited with or on behalf of the Depositary, substantially in the form of one or more of the Global Notes attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5.

“H.15” has the meaning set forth in the definition of “Treasury Rate” in this Supplemental Indenture.

“H.15 TCM” has the meaning set forth in the definition of “Treasury Rate” in this Supplemental Indenture.

“Initial Notes” has the meaning set forth in Section 203 hereof.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Note Interest Payment Date” has the meaning set forth in Section 205 of this Supplemental Indenture.

“Par Call Date” has the meaning set forth in Section 206(a) of this Supplemental Indenture.

“Principal Amount at Maturity” of the Notes means the principal amount at maturity as set forth on the face of each respective Note.

“Purchase Agreement” has the meaning set forth in Section 207(a) hereof.

“Rating Agencies” means (a) each of Moody’s and S&P and (b) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended) selected by the Company as a replacement Rating Agency for a former Rating Agency.

“Rating Event” means the rating on a series of Notes is lowered by each of the Rating Agencies and such Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the applicable series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (a) the occurrence of a Change of Control and (b) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided that a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee in writing at the request of the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Regular Record Date” has the meaning set forth in Section 205 of this Supplemental Indenture.

“Remaining Life” has the meaning set forth in the definition of “Treasury Rate” in this Supplemental Indenture.

“S&P” means Standard & Poor’s Ratings Services, a subsidiary of S&P Global, Inc.

“Special Mandatory Redemption” has the meaning set forth in Section 207(a) hereof.

“Special Mandatory Redemption Date” has the meaning set forth in Section 207(a) hereof.

“Special Mandatory Redemption Event” has the meaning set forth in Section 207(a) hereof.

“Special Mandatory Redemption Price” has the meaning set forth in Section 207(a) hereof.

“Stated Maturity” has the meaning set forth in Section 204 of this Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date with respect to an optional redemption pursuant to Section 206, the yield for the applicable series of Notes being redeemed, determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (or in the case of the 2027 Notes their Stated Maturity) (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date (or in the case of the 2027 Notes their Stated Maturity) on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the applicable Par Call Date or, in the case of the 2027 Notes, their Stated Maturity, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date or such Stated Maturity, but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date or Stated Maturity, as applicable, one with a maturity date preceding such Par Call Date or Stated Maturity, as applicable, and one with a maturity date following such Par Call Date or Stated Maturity, as applicable, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date or Stated Maturity, as applicable. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or Stated Maturity, as applicable or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” means, with respect to any specified person (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 102. Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture. Each reference to a particular section of the Base Indenture shall refer to that particular section of the Base Indenture.

ARTICLE II

THE NOTES

Section 201. Title and Amount of the Notes. The Company hereby creates the 2027 Notes, the 2028 Notes, the 2031 Notes, the 2032 Notes and the 2035 Notes, each as a separate series of its Securities issued pursuant to the Indenture. The 2027 Notes shall be designated as the “3.950% Notes due 2027,” the 2028 Notes shall be designated as the “4.000% Notes due 2028,” the 2031 Notes shall be designated as the “4.250% Notes due 2031,” the 2032 Notes shall be designated as the “4.500% Notes due 2032,” and the 2035 Notes shall be designated as the “4.850% Notes due 2035.” The aggregate Principal Amount at Maturity of the 2027 Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $650,000,000, the aggregate Principal Amount at Maturity of the 2028 Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $750,000,000, the aggregate Principal Amount at Maturity of the 2031 Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $1,100,000,000, the aggregate Principal Amount at Maturity of the 2032 Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $1,300,000,000, and the aggregate Principal Amount at Maturity of the 2035 Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $1,200,000,000.

Section 202. Note Repurchases. The Company may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes of any series in the open market or otherwise, whether by the Company or its subsidiaries or through a privately negotiated transaction or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives, in each case, without the consent of or notice to the Holders of the applicable series of Notes.

Section 203. Issuance of Additional Notes. The Notes are initially limited in aggregate principal amount to $650,000,000 for the 2027 Notes, $750,000,000 for the 2028 Notes, $1,100,000,000 for the 2031 Notes, $1,300,000,000 for the 2032 Notes and $1,200,000,000 for the 2035 Notes (collectively, the “Initial Notes”). The Notes of each series need not be issued at one time and a series may be reopened, without giving notice or seeking the consent of the Holders, for issuance of additional debt securities (“Additional Notes”) that have the same ranking, interest rate, maturity date and other terms as the Initial Notes of such series (except for the issue date, the public offering price and, if applicable, the payment of interest accruing prior to the issue date of such Additional Notes and the first payment of interest following the issue date of such Additional Notes); provided that if such Additional Notes are not fungible with the applicable series of Initial Notes for U.S. federal income tax purposes, such Additional Notes will have one or more separate CUSIP numbers. Such Additional Notes may be consolidated and form a single series with, and will have the same terms as to ranking, redemption, waivers, amendments or otherwise, as the applicable series of Initial Notes, and will vote together as one class on all matters with respect to the Notes of such series.

Section 204. Stated Maturity. The Stated Maturity of the 2027 Notes shall be October 15, 2027, the Stated Maturity of the 2028 Notes shall be October 15, 2028, the Stated Maturity of the 2031 Notes shall be March 15, 2031, the Stated Maturity of the 2032 Notes shall be October 15, 2032, and the Stated Maturity of the 2035 Notes shall be October 15, 2035, in each case unless earlier redeemed or repurchased.

Section 205. Interest and Payment. The 2027 Notes shall bear interest at 3.950% per annum, the 2028 Notes shall bear interest at 4.000% per annum, the 2031 Notes shall bear interest at 4.250% per annum, the 2032 Notes shall bear interest at 4.500% per annum, and the 2035 Notes shall bear interest at 4.850% per annum. The Notes of each series will bear interest from, and including, September 30, 2025 (or the most recent date on which interest on such Notes has been paid or duly provided for). Interest on the Notes shall be paid semiannually in arrears on (i) each April 15 and October 15, in the case of the 2027 Notes, (ii) each April 15 and October 15, in the case of the 2028 Notes, (iii) each March 15 and September 15, in the case of the 2031 Notes, (iv) each April 15 and October 15, in the case of the 2032 Notes, and (v) each April 15 and October 15, in the case of the 2035 Notes (each, a “Note Interest Payment Date”), commencing (a) April 15, 2026, in the case of the 2027 Notes, (b) April 15, 2026, in the case of the 2028 Notes, (c) March 15, 2026, in the case of the 2031 Notes, (d) April 15, 2026, in the case of the 2032 Notes, and (e) April 15, 2026, in the case of the 2035 Notes, to the persons in whose names the applicable Notes are registered at the close of business on the 15th calendar day immediately preceding the relevant interest payment date (whether or not a Business Day) (each, a “Regular Record Date”). Payments of interest on the Notes shall include interest accrued to, but excluding, the respective Note Interest Payment Dates. Interest payments for the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Payments of principal and interest to owners of book-entry interests shall be made to Holders of the Notes on the respective Regular Record Dates in accordance with the procedures of Depositary and its participants in effect from time to time. All payments of principal and interest shall be made by the Company in immediately available funds except as set forth in the applicable Note.

Section 206. Optional Redemption.

(a) Prior to (a) (i) September 15, 2028 with respect to the 2028 Notes (one month prior to the Stated Maturity of the 2028 Notes), (ii) February 15, 2031 with respect to the 2031 Notes (one month prior to the Stated Maturity of the 2031 Notes), (iii) August 15, 2032 with respect to the 2032 Notes (two months prior to the Stated Maturity of the 2032 Notes) and (iv) July 15, 2035 with respect to the 2035 Notes (three months prior to the Stated Maturity of the 2035 Notes) (each such date, a “Par Call Date”) and (b) in the case of the 2027 Notes, at any time prior to the Stated Maturity of the 2027 Notes, the Company may redeem the applicable series of Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the applicable Par Call Date or, in the case of the 2027 Notes, the Stated Maturity for the 2027 Notes) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points with respect to the 2027 Notes, 10 basis points with respect to the 2028 Notes, 10 basis points with respect to the 2031 Notes, 15 basis points with respect to the 2032 Notes or 15 basis points with respect to the 2035 Notes, less (b) interest accrued on such Notes to the Redemption Date, and

(2) 100% of the principal amount of the applicable Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b) On or after the applicable Par Call Date, the Company may redeem the applicable series of Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of such Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the relevant Redemption Date.

(c) The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error and the Trustee shall have no duty to confirm or verify any such calculation.

(d) Except with respect to any Special Mandatory Redemption pursuant to Section 207, notice of any redemption will be mailed or electronically delivered or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

(e) In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

(f) Unless the Company defaults in payment of the Redemption Price, on and after the applicable Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

(g) Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant Redemption Date.

(h) The Company shall notify Holders and the Trustee of any such rescission as soon as practicable after it determines that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of DTC (or any successor Depositary). In any event, the Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant Redemption Date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the applicable series of Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price as set forth in this Section 206.

Section 207. Special Mandatory Redemption.

(a) If (i) the Company does not consummate the acquisition of the business of Foundation Building Materials, Inc. pursuant to the Stock Purchase Agreement, dated as of August 19, 2025 (the “Purchase Agreement”), by and among the Company, ASP Flag Parent Holdings, Inc. and ASP Flag Holdings LP (the “FBM Acquisition”), on or prior to August 19, 2027 or (ii) if, on or prior to such date, the Purchase Agreement is terminated (either such event being a “Special Mandatory Redemption Event”), then the Company will be required to redeem (a “Special Mandatory Redemption”) all of the Notes of each series at a Redemption Price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the Special Mandatory Redemption Date. Notice of the occurrence of a Special Mandatory Redemption Event will be delivered by the Company (a “Special Mandatory Redemption Notice”) to the Trustee within three Business Days following the occurrence of a Special Mandatory Redemption Event and at least five Business Days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company will provide the Trustee with a notice to the Holders of the Notes that a Special Mandatory Redemption is to occur and an Officers’ Certificate requesting the Trustee to, at the Company’s expense, deliver (in accordance with the procedures of the Depositary) such notice; provided, however, that the Special Mandatory Redemption Notice, Officers’ Certificate and notice to Holders will be provided to the Trustee no less than three Business Days prior to the date that such notice is requested to be delivered to Holders, or such shorter time as the Trustee may agree. Within three Business Days (or such other minimum period as may be required by the Depositary) after the Trustee’s delivery of such notice to Holders of a Special Mandatory Redemption Event, the Company will complete the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

(b) On the Business Day prior to the Special Mandatory Redemption Date, the Company will deposit with the Trustee any amounts necessary to fund the redemption of the Notes at the applicable Special Mandatory Redemption Price. The Trustee shall use such amounts on deposit to pay the applicable Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of the Depositary.

(c) An Event of Default shall occur if the Company fails to complete any Special Mandatory Redemption pursuant to the terms of this Section 207.

(d) Upon the consummation of the FBM Acquisition, the provisions of this Section 207 will cease to apply.

(e) The provisions of this Section 207 may not be waived or modified with respect to a series of Notes without the written consent of all Holders of such Notes.

Section 208. Change of Control Offer to Purchase.

(a) If a Change of Control Triggering Event occurs with respect to a series of Notes, Holders of such Notes may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, on such Notes to but excluding the date of purchase (unless a notice of redemption has been mailed within 30 days after such Change of Control Triggering Event stating that all of the Notes of such series will be redeemed as described in Section 206). The Company will be required to mail (or otherwise transmit in accordance with the procedures of the Depositary) to Holders of the Notes (with a copy to the Trustee) a notice describing the transaction or transactions constituting the Change of Control Triggering Event and offering to repurchase the applicable Notes (a “Change of Control Offer”). The notice must be mailed within 30 days after any Change of Control Triggering Event, and the repurchase date must be no earlier than 30 days and no later than 60 days after the date the notice is mailed.

(b) On the date specified for repurchase of the applicable series of Notes, the Company will, to the extent lawful:

(i) accept for purchase all properly tendered Notes or portions of Notes of such series;

(ii) deposit with the Paying Agent the required payment for all properly tendered Notes or portions of Notes of such series; and

(iii) deliver to the Trustee the repurchased Notes, accompanied by an Officers’ Certificate stating, among other things, the aggregate principal amount of repurchased Notes of the applicable series.

(c) The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations applicable to any Change of Control Offer. To the extent that these requirements conflict with the provisions of the Indenture requiring a Change of Control Offer, the Company will comply with such requirements instead of these repurchase provisions and will not be considered to have breached its obligations with respect to conducting an offer to repurchase or repurchasing the applicable Notes. Additionally, if an Event of Default exists under the Indenture (which is unrelated to the repurchase provisions of the Notes), including Events of Default arising with respect to other issues of debt securities, the Company will not be required to conduct a Change of Control Offer notwithstanding these provisions.

(d) The Company will not be required to comply with the obligations of this Section 208 if a third party instead satisfies them.

Section 209. Forms: Denominations. The Notes shall be Registered Securities and shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. The certificates for the Notes shall be in substantially the forms attached hereto as Exhibit A-1 with respect to the 2027 Notes, Exhibit A-2 with respect to the 2028 Notes, Exhibit A-3 with respect to the 2031 Notes, Exhibit A-4 with respect to the 2032 Notes and Exhibit A-5 with respect to the 2035 Notes.

Section 210. Global Notes.

(a) The Notes of each series shall be issued initially in the form of one or more Global Notes in definitive fully registered book-entry form without interest coupons, deposited on behalf of the purchasers of the Notes represented thereby with U.S. Bank Trust Company, National Association, at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate Principal Amount at Maturity of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided, consistent with the provisions of the Indenture.

(b) Book-Entry Provisions. The Company will execute and the Trustee will, in accordance with this Section 210(b) and Section 303 of the Base Indenture, authenticate and deliver initially one or more Global Notes that (x) shall be registered in the name of the Depositary, (y) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (z) shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 211. Applicability of Reports by the Company. For purposes of this Supplemental Indenture, Section 704 of the Base Indenture is Amended and Restated in its entirety as follows: “The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is filed with the Commission. To the extent information, documents or reports are filed with the Commission and required to be delivered to the Trustee or the Holders, the availability of such information, documents or reports on the Commission’s Electronic Data Gathering Analysis and Retrieval system or any successor thereto or the Company’s website will be deemed to have satisfied such delivery requirements to the Trustee or the Holders, as applicable. Delivery of such reports to the Trustee is for informational purposes only and the Trustee’s receipt of such reports shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).”

Section 212. Applicability of Sinking Funds. The provisions of Article Twelve of the Base Indenture shall not apply to the Notes.

Section 213. Applicability of Repayment of Securities at Option of Holders. The provisions of Article Thirteen of the Base Indenture shall not apply to the Notes.

Section 214. Applicability of Conversion of Securities. The provisions of Article Fourteen of the Base Indenture shall not apply to the Notes.

Section 215. Applicability of Defeasance and Covenant Defeasance. The provisions of Article Fifteen of the Base Indenture shall apply to the Notes.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 301. Concerning the Indenture. Except as expressly amended hereby, the Base Indenture shall continue in full force and effect in accordance with the provisions thereof and the Base Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 302. Severability. If any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 303. Trust Indenture Act. If any provision in this Supplemental Indenture limits, qualifies or conflicts with any other provision hereof or of the Base Indenture, which provision is required to be included in the Base Indenture by any of the provisions of the Trust Indenture Act of 1939, as amended, such required provision shall control.

Section 304. Trustee. The recitals and statements herein are deemed to be those of the Company and not of the Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 305. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 306. Multiple Originals; Execution and Authentication. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The execution and authentication of the Notes shall be effected by manual or electronic signature and shall be deemed original signatures for all purposes hereunder for the Notes (other than the authentication of a Note by the Trustee).

Section 307. Agreement Concerning Methods of Submitting Instructions or Directions Electronically or by Facsimile. The Trustee agrees to accept and act upon instructions or directions pursuant to this Supplemental Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods; provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding that such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee.

Section 308. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 309. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 310. Consequential Damages. In no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed.

LOWE’S COMPANIES, INC.

By:	/s/ Kate Pearlman
Name: Kate Pearlman
Title: Vice President, Investor Relations & Treasurer

By:	/s/ Brandon J. Sink
Name: Brandon J. Sink
Title: Executive Vice President & Chief Financial Officer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Ryan Riggleman
Name: Ryan Riggleman
Title: Vice President

[Signature Page to Twenty-Third Supplemental Indenture]

EXHIBIT A-1

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

3.950% Notes due October 15, 2027

GLOBAL SECURITY

No.	CUSIP No. 548661 ET0
$
Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $     on October 15, 2027, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 30, 2025 or from the most recent Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing April 15, 2026, at the rate of 3.950% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

The interest so payable, and punctually paid or duly provided for, on any Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association as successor trustee) (the “Trustee”), as supplemented by the Twenty-Third Supplemental Indenture dated as of September 30, 2025 between the Company and the Trustee (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the 15th calendar day immediately preceding the Note Interest Payment Date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

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This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 3.950% Notes due October 15, 2027 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to SIX HUNDRED FIFTY MILLION DOLLARS ($650,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the Holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

Prior to their Stated Maturity, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the Stated Maturity) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Stated Maturity of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than

A-1-2

and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Stated Maturity on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Stated Maturity of the Notes, as applicable. If there is no United States Treasury security maturing on such Stated Maturity but there are two or more United States Treasury securities with a maturity date equally distant from such Stated Maturity, one with a maturity date preceding such Stated Maturity, and one with a maturity date following such Stated Maturity, the Company shall select the United States Treasury security with a maturity date preceding such Stated Maturity. If there are two or more United States Treasury securities maturing on the Stated Maturity of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error and the Trustee shall have no duty to confirm or verify any such calculation.

Except with respect to any Special Mandatory Redemption, notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes on the terms set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-1-3

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name: Kate Pearlman Title: Vice President, Investor Relations & Treasurer

Dated: September 30, 2025

Attest:
Name: Beth R. MacDonald
Title: Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By:
Authorized Officer

[Signature Page to Global Note (2027)]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

A-1-6

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint, Attorney, to transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated: ______
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-1-7

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to______, for the account of ______, account number ______, or, if mailed by check, to ______. Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to ______. This information is provided by ______, the assignee named above, or ______, as its agent.

A-1-8

EXHIBIT A-2

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

4.000% Notes due October 15, 2028

GLOBAL SECURITY

No.	CUSIP No. 548661 EU7
$

Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $     on October 15, 2028, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 30, 2025 or from the most recent Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing April 15, 2026, at the rate of 4.000% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

The interest so payable, and punctually paid or duly provided for, on any Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association as successor trustee) (the “Trustee”), as supplemented by the Twenty-Third Supplemental Indenture dated as of September 30, 2025 between the Company and the Trustee (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the 15th calendar day immediately preceding the Note Interest Payment Date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

A-2-1

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 4.000% Notes due October 15, 2028 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the Holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

Prior to September 15, 2028 (one month prior to the Stated Maturity of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

A-2-2

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error and the Trustee shall have no duty to confirm or verify any such calculation.

Except with respect to any Special Mandatory Redemption, notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes on the terms set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-2-3

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name: Kate Pearlman
Title: Vice President, Investor Relations & Treasurer

Dated: September 30, 2025

Attest:
Name: Beth R. MacDonald
Title: Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By:
Authorized Officer

[Signature Page to Global Note (2028)]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

A-2-6

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint, Attorney, to transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated: ______
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-2-7

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to______, for the account of ______, account number ______, or, if mailed by check, to ______. Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to ______. This information is provided by ______, the assignee named above, or ______, as its agent.

A-2-8

EXHIBIT A-3

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

4.250% Notes due March 15, 2031

GLOBAL SECURITY

No.	CUSIP No. 548661 EV5
$

Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $     on March 15, 2031, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 30, 2025 or from the most recent Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing March 15, 2026, at the rate of 4.250% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

The interest so payable, and punctually paid or duly provided for, on any Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association as successor trustee) (the “Trustee”), as supplemented by the Twenty-Third Supplemental Indenture dated as of September 30, 2025 between the Company and the Trustee (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the 15th calendar day immediately preceding the Note Interest Payment Date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

A-3-1

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 4.250% Notes due March 15, 2031 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to ONE BILLION AND ONE HUNDRED MILLION DOLLARS ($1,100,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the Holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

Prior to February 15, 2031 (one month prior to the Stated Maturity of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities– Nominal” (or any successor caption or heading) (“H.15 TCM”).

A-3-2

In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error and the Trustee shall have no duty to confirm or verify any such calculation.

Except with respect to any Special Mandatory Redemption, notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes on the terms set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-3-3

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name: Kate Pearlman
Title: Vice President, Investor Relations & Treasurer

Dated: September 30, 2025

Attest:
Name: Beth R. MacDonald
Title: Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By:
Authorized Officer

[Signature Page to Global Note (2031)]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

A-3-6

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)
(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint, Attorney, to transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated: ______
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.
SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-3-7

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to______, for the account of ______, account number ______, or, if mailed by check, to ______. Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to ______. This information is provided by ______, the assignee named above, or ______, as its agent.

A-3-8

EXHIBIT A-4

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

4.500% Notes due October 15, 2032

GLOBAL SECURITY

No.	CUSIP No. 548661 EW3
$
Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $     on October 15, 2032, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 30, 2025 or from the most recent Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing April 15, 2026, at the rate of 4.500% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

The interest so payable, and punctually paid or duly provided for, on any Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association as successor trustee) (the “Trustee”), as supplemented by the Twenty-Third Supplemental Indenture dated as of September 30, 2025 between the Company and the Trustee (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the 15th calendar day immediately preceding the Note Interest Payment Date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

A-4-1

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 4.500% Notes due October 15, 2032 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to ONE BILLION AND THREE HUNDRED MILLION DOLLARS ($1,300,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the Holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

Prior to August 15, 2032 (two months prior to the Stated Maturity of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

A-4-2

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error and the Trustee shall have no duty to confirm or verify any such calculation.

Except with respect to any Special Mandatory Redemption, notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes on the terms set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-4-3

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-4-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name: Kate Pearlman
Title: Vice President, Investor Relations & Treasurer

Dated: September 30, 2025

Attest:
Name: Beth R. MacDonald
Title: Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By:
Authorized Officer

[Signature Page to Global Note (2032)]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

A-4-6

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint, Attorney, to transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated: ______
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-4-7

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to______, for the account of ______, account number ______, or, if mailed by check, to ______. Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to ______. This information is provided by ______, the assignee named above, or ______, as its agent.

A-4-8

EXHIBIT A-5

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

4.850% Notes due October 15, 2035

GLOBAL SECURITY

No.	CUSIP No. 548661 EX1
$

Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $     on October 15, 2035, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 30, 2025 or from the most recent Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 in each year, commencing April 15, 2026, at the rate of 4.850% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

The interest so payable, and punctually paid or duly provided for, on any Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association as successor trustee) (the “Trustee”), as supplemented by the Twenty-Third Supplemental Indenture dated as of September 30, 2025 between the Company and the Trustee (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the 15th calendar day immediately preceding the Note Interest Payment Date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

A-5-1

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 4.850% Notes due October 15, 2035 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to ONE BILLION AND TWO HUNDRED MILLION DOLLARS ($1,200,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the Holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

Prior to July 15, 2035 (three months prior to the Stated Maturity of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

A-5-2

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error and the Trustee shall have no duty to confirm or verify any such calculation.

Except with respect to any Special Mandatory Redemption, notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will be required to redeem the Notes on the terms set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-5-3

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-5-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name: Kate Pearlman Title: Vice President, Investor Relations & Treasurer

Dated: September 30, 2025

Attest:
Name: Beth R. MacDonald
Title: Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By:
Authorized Officer

[Signature Page to Global Note (2035)]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

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FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint, Attorney, to transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated: ______
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

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PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to______, for the account of ______, account number ______, or, if mailed by check, to ______. Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to ______. This information is provided by ______, the assignee named above, or ______, as its agent.

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